"ALL SECTIONS MARKED WITH TWO ASTERISKS ("**") REFLECT PORTIONS WHICH HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION BY PROSPECT MEDICAL HOLDINGS, INC. AS PART OF A REQUEST FOR CONFIDENTIAL TREATMENT."


                                  1994 AMENDMENT TO
                          IPA COMMERCIAL SERVICES AGREEMENT


The undersigned parties to the PacifiCare IPA Commercial Services Agreement between PacifiCare of California ("PacifiCare") and Santa Ana-Tustin Physicians Group, Inc. ("IPA") do hereby amend said Agreement as follows:

1.   Section 3.29, WITHDRAWAL OF A MEMBER PHYSICIAN, shall be added as follows:

     "3.29     WITHDRAWAL OF A MEMBER PHYSICIAN - In the event IPA seeks to withdraw one or more of the Member Physicians from providing or arranging Health Care Services to Subscribers under this Agreement, IPA must notify PacifiCare of such withdrawal in writing at least sixty (60) days prior to the effective withdrawal date. After the effective date of withdrawal, IPA shall still be responsible to provide or arrange for Medical Services to such Subscribers."

2.   Attachment A5, HOSPITAL CONTROL PROGRAM, is amended as follows:

     See Exhibit 1, attached hereto and incorporated herein by this reference.

3.   Attachment C, CAPITATION PAYMENT RATES, shall be amended as follows:

The first paragraph shall be amended as follows:      "The monthly Capitation
Payment which PacifiCare shall pay IPA shall equal IPA's cumulative shares of the Percent of Premium. The Percent of Premium designated by PacifiCare for payment for Medical Services shall equal [ ** ] of the gross premiums billed by PacifiCare each month for coverage of Subscribers designating IPA as their Participating Medical Group pursuant to the PacifiCare Health Plan, not including the Supplemental Benefit Premiums less [ ** ] in consideration of the Individual Stop Loss Program noted in Attachment A3 hereto, and also less necessary consideration as determined by PacifiCare for supplemental benefits for which IPA assumes no financial responsibility. In instances where billed premiums reflect an additional charge to account for broker's fees that exceed PacifiCare's standard broker commission schedule ("Broker Fee Adjustment"), such Broker Fee Adjustment shall not be included in the calculation of the IPA's Monthly Capitation Payment. IPA's portion of the Percent of Premium shall equal IPA's cumulative share per employer group, based upon the number of men, women and children Subscribers of such employer group designating IPA as their Participating Medical Group for the month of Capitation Payment."

A second paragraph shall be inserted in Attachment C as follows: "An Experience-Rated Plan is a non-federally qualified plan in which the employers' premium is partially deferred and/or adjusted to reflect the actual medical costs incurred by the employers' Subscribers. For Experience-Rated Plans, the percent of premium for Capitation Payment purposes shall be calculated as a percent of the Actuarial Experience Rate, rather than of gross premiums billed. The Actuarial Experience Rate is calculated by the same method used to determine the premium for federally qualified plans, except that trended claims/utilization data may be considered to determine expected medical costs, and PacifiCare's administrative retention may be adjusted to reflect actuarial risk taken by the employer instead of PacifiCare. The Actuarial Experience will also be higher than billed premiums where employer premiums are partially deferred."

4.   Attachment E, PHARMACY CONTROL PROGRAM, is amended in full as follows:

     See Exhibit 2, attached hereto and incorporated herein by this reference.

5.   Attachment F, AIDS STOP LOSS PROGRAM, is amended in full as follows:

     See Exhibit 3, attached hereto and incorporated herein by this reference.

6. Attachment H, DIVISION OF FINANCIAL RESPONSIBILITY, is amended in full as follows:

     See Exhibit 4, attached hereto and incorporated herein by this reference.

The effective date of this Amendment is January 1, 1994.

By signing below, both parties hereto have executed and agreed to this Amendment.

PACIFICARE OF CALIFORNIA                SANTA ANA-TUSTIN MEDICAL PHYSICIANS
                                        GROUP, INC.

By:                                     By: /s/ Melvin L. Reich
   ----------------------------------      -----------------------------------
       Nancy Freeman, Vice President
                                        Print name: Melvin L. Reich
                                                   ---------------------------

                                        Title: President
                                              --------------------------------

Date:                                   Date:  12/22/93
     --------------------------------        ---------------------------------

                                        Tax I.D.:  95-3532036
                                                 -----------------------------

                                                                       EXHIBIT 1

                                     ATTACHMENT A5
                           1994 - HOSPITAL CONTROL PROGRAM

1.   INTRODUCTION

The Hospital Control Program is designed to provide a financial incentive for the control of Hospital Services, in-area Emergency Services and selected other outpatient services. The Hospital Control Program utilizes a Withhold Amount as defined below. Risk limitations are included at both the individual Subscriber claim level, through the payment of a reinsurance premium for specific stop loss (the deductible, premium and coinsurance rates are specified in the Budget below); and at the aggregate level, through a percentage limitation on overall shared savings or losses. HCP calculations are based on Budgets in effect for each month.

     a. WITHHOLD AMOUNT - PacifiCare shall withhold from IPA's monthly Capitation Payment an amount equal to [ ** ] to apply to IPA's share of Budget Deficits, if any. PacifiCare may prospectively adjust the Withhold Amount on a quarterly basis based upon the results of Hospital Control Program calculations. If the Agreement is terminated or non-renewed pursuant to Section 6 or Section 7 of the Agreement, PacifiCare may choose to adjust the Withhold Amount at the time that the notice of termination or non-renewal is served.


2.   BUDGET                                                 DOLLARS $PMPM
                                                            -------------
     Inpatient Hospital                                        [  **  ]
         Utilization Rate 207 days PTMPY
         Per diems, net of discounts:
              Regular Plans [**]
              Co-Pay Plans  [**]
                            [**]

     Emergency Room and Ambulance Services                     [  **  ]

     Outpatient Surgery and other Services                     [  **  ]

     Selected OP Services from Capitation                      [  **  ]
      (Chemotherapy, Dialysis, home health etc)

     Urgent Care Center Agreement                              [  **  ]

     Hospital Control Program Payout Pool                      [  **  ]

         SUB-TOTAL                                             [  **  ]
Reinsurance Program Deductible [  **  ]                        [  **  ]

TOTAL BUDGET PMPM                                              [  **  ]


                                                         Attachment A5 Continued

The Total Budget per Subscriber per month ("PMPM") to be used for settlement purposes shall be calculated by applying the IPA's specific composite age/sex factor to the budgeted amounts for Inpatient Hospital, Emergency Room and Ambulance Services, Outpatient Surgery Services, and Selected Outpatient Services. The composite age/sex factor will be calculated by multiplying the IPA's member months within each age/sex category listed below and dividing the sum of these numbers by IPA's total member months. The age/sex adjusted dollar figure will be added to the other Hospital Control Program budget components.


         AGE/SEX                     AGE/SEX
         CATEGORY                    FACTOR
         --------                    ------
         Child,  age 0-1             [  **  ]
         Child,  age 2-9             [  **  ]
         Child,  age 10-17           [  **  ]
         Female, age 18-29           [  **  ]
         Female, age 30-44           [  **  ]
         Female, age 45-64           [  **  ]
         Female, age 65+             [  **  ]
         Male,   age 18-29           [  **  ]
         Male,   age 30-44           [  **  ]
         Male,   age 45-64           [  **  ]
         Male,   age 65+             [  **  ]

3.   ACTUAL COSTS
     Actual costs are defined for purposes of the Hospital Control Program as the sum of the following:

          a. Hospital Services incurred during the period of calculation for which PacifiCare has received a claim and paid, valued at the amount paid by PacifiCare;

          b. For quarterly interim calculations, Hospital Services incurred during the period of calculation for which PacifiCare has received a claim but has not paid, less an average aggregate discount factor (for year-end calculations, only paid claims will be included);

          c. Hospital Services incurred prior to the period of calculation, and paid during the current period;

          LESS:
          d. Subscriber claim costs in excess of the reinsurance deductible and coinsurance specified in the Budget;

          e. Third party recoveries and coordination of benefits recoveries received during the period of calculation that are associated with current or prior calculation periods.

                                                         Attachment A5 Continued
4.   CALCULATION OF SAVINGS AND LOSSES

The inpatient hospital component of the budget is stated assuming [ ** ] of Subscribers enroll in benefit plans with hospital service copayments, coinsurance and deductible obligations ("Co-Pay Plans"). It is also assumed that [ ** ] of Subscribers enroll in non-Co-Pay Plans ("Regular Plans"). The Budget will be adjusted to reflect the actual number of Subscribers who enroll in the Co-Pay Plans and Regular Plans based upon PacifiCare's Member Month Moving Analysis Report for the period (MB0530). The MB0530 Report is a report that reflects actual eligible Subscribers by benefit plan for the period, as adjusted for retroactive eligibility terminations and additions reported during the period as of the report's run date. The Budget, when adjusted as described above, shall be referred to as the Earned Budget. The Earned Budget may be greater or less than the Total Budget PMPM indicated in
Section 2 above.

5.   BUDGET DEFICIT

If the Actual Costs exceed the Earned Budget during any Year, the amount of this excess will be referred to as the Budget Deficit. IPA's share of the Budget Deficit shall be [ ** ] of the Budget Deficit, [ ** ] of the Earned Budget. In the event of a Budget Deficit, PacifiCare shall pay IPA the Withhold Amount, less IPA's share of the Budget Deficit. If IPA's share of the Budget Deficit is greater than the Withhold Amount for the Initial Term, the difference between these amounts (the "Additional Payable Amount") shall be payable by IPA to PacifiCare within thirty (30) days from receipt of the calculation.

6.   BUDGET SURPLUS

In the event that Actual Costs are less than the Earned Budget for any year, this shall be referred to as a Budget Surplus. In the event of a Budget Surplus, PacifiCare shall pay IPA the Withhold Amount, plus the share of savings relative to the bed days per thousand Subscribers per year (PTMPY) indicated in the following sliding scale schedule:


Bed Days; Outpt. Surgery                   IPA % SHARE OF SAVINGS
         PTMPY                      Limited to [  **  ] of Earned Budget
------------------------            -------------------------------------
     Over 269                                     [  **  ]

     245 - 269                                    [  **  ]

     220 - 244                                    [  **  ]

     under 220                                    [  **  ]


                                                         Attachment A5 Continued

For the purpose of this calculation, "Bed Days; Outpt. Surgery" shall be defined as acute inpatient days plus outpatient surgeries, minus any acute inpatient days or outpatient surgeries which are covered under the reinsurance program, or are paid through a third party recovery, or through coordination of benefits.

7.   PERIODIC CALCULATIONS
Cumulative calculations of the Hospital Control Program results will be based on calendar quarters. Interim calculations and payments will be made within sixty
(60) days of the end of each calendar quarter except for the fourth quarter for which no calculation or payment will be made in anticipation of the final year end settlement. Calculations will be made in accordance with the contractual terms above and the amount of PacifiCare's quarterly payments to or from IPA will be sixty percent (60%) of the amount due in order to adjust for incurred Hospital Service claims not yet received by PacifiCare.

A calendar year-end calculation of the Hospital Control Program shall be made by PacifiCare and payment, if required, shall be made within one hundred twenty
(120) days of the end of the calendar year. If an additional amount is payable by IPA to PacifiCare, such payment is due within thirty (30) days of receipt of calculation.

8.   MONTHLY REPORTING
PacifiCare will distribute a report monthly, on or before the 15th day of the month, that lists the payments made during the previous month for services included in the Hospital Control Program.

9.   SPECIAL CONDITIONS FOR EMERGENCY SERVICES
If the IPA and/or its participating physicians direct a PacifiCare Subscriber to use the emergency room of a hospital, and PacifiCare determines that the use of those services were not Emergency Services as defined in this Agreement, PacifiCare reserves the right to deduct the emergency room professional component from the IPA's Capitation Payment as a penalty for improper referral. When an inappropriate referral for emergency care has been determined by PacifiCare, a written Conformance Request will be forwarded to the IPA. The Conformance Request will serve as notice that all subsequent inappropriate referrals will have the penalty applied.

10. Any hospital or emergency expenses that are considered third party liability, workers compensation claims, or coordination of benefits claims, shall be included in the Hospital Control Program calculations. If, at a later date, these claims are collected from any third party, then an adjustment will be made in the calculations.

                                                                       EXHIBIT 2

                                    ATTACHMENT E


                            1994 PHARMACY CONTROL PROGRAM

The purpose of the Pharmacy Control Program (PCP) is to provide incentive to the IPA to foster the efficient utilization of prescription services. IF PHARMACY COSTS PMPM FOR 1994 ARE AT OR BELOW THE IPA'S "AGE, SEX AND COPAYMENT ADJUSTED" BUDGET, the IPA is given the opportunity to share in savings realized by IPA maintaining or improving specific utilization goals as outlined below.

TOTAL BUDGET PMPM - The actual budget to be used for settlement purposes will be calculated by applying the age/sex factor for each Subscriber to the budgeted Copay Plan for each subscriber. The total budget will be based on the mix of age, sex, and copayment plans of Subscribers who have designated IPA as their Participating Medical Group:

                                   AGE/SEX FACTORS

AGE/SEX CATEGORY                                     AGE/SEX FACTOR
Child, Under 1                                       [  **  ]
Child, Age 1                                         [  **  ]
Child, Age 2-9                                       [  **  ]
Child, Age 10-17                                     [  **  ]
Female, Age 18-19                                    [  **  ]
Female, Age 20-24                                    [  **  ]
Female, Age 25-29                                    [  **  ]
Female, Age 30-34                                    [  **  ]
Female, Age 35-44                                    [  **  ]
Female, Age 45-59                                    [  **  ]
Female, Age 50-54                                    [  **  ]
Female, Age 55-59                                    [  **  ]
Female, Age 60-64                                    [  **  ]
Female, Age 65+                                      [  **  ]
Male, Age 18-19                                      [  **  ]
Male, Age 20-24                                      [  **  ]
Male, Age 25-29                                      [  **  ]
Male, Age 30-34                                      [  **  ]
Male, Age 35-44                                      [  **  ]
Male, Age 45-49                                      [  **  ]
Male, Age 50-54                                      [  **  ]
Male, Age 55-59                                      [  **  ]
Male, Age 60-64                                      [  **  ]
Male, Age 65+                                        [  **  ]


                                     PLAN FACTORS

COPAY PLAN TYPE                                         1994 BUDGET
$0 Copay                                                [  **  ]
$1 Copay                                                [  **  ]
$2 Copay                                                [  **  ]
$3 Copay                                                [  **  ]
$4 Copay                                                [  **  ]
$5 Copay                                                [  **  ]
$6 Copay                                                [  **  ]
$7 Copay                                                [  **  ]
$8 Copay                                                [  **  ]
$9 Copay                                                [  **  ]
$10 Copay                                               [  **  ]
$5/$10 Copay[*]                                         [  **  ]
$5/$15 Copay[*]                                         [  **  ]
$5/$5 + 30% Copay[*]                                    [  **  ]
$5 MFP[**]                                              [  **  ]
$7 MFP[**]                                              [  **  ]
$5/$10 MFP[**]                                          [  **  ]


* Tiered copay plans. A $5/$10 copay plan has a $5 copay for generic scripts and a $10 copay for brand name scripts.
**  Modified family planning (MFP) plans exclude [  **  ].

Debited against this budget will be the actual expenses paid by PacifiCare for pharmacy services of those Subscribers which designated IPA as their Participating Medical Group for the applicable month. If pharmacy costs pmpm for 1994 are at or below budget, the IPA will be able to participate in the incentive programs described below.

GENERIC PERCENTAGE INCENTIVE - The Pharmacy Control Program shall be indexed to PacifiCare's [ ** ], which shall be adjusted to reflect brand name drugs going off-patent in [ ** ]. For every percentage point IPA exceeds PacifiCare's [ ** ] PacifiCare shall pay IPA an amount per member per month in accordance with the following prescription utilization rate scale:


                                              PRESCRIPTION UTILIZATION RATE
                                                       (RX/MEM/YR) *

                                           GREATER THAN
PAYOUT FACTOR PMPM                         OR EQUAL TO               LESS THAN
------------------                         -----------               ---------
      [  **  ]                               [  **  ]     [  **  ]    [  **  ]
      [  **  ]                               [  **  ]     [  **  ]    [  **  ]
      [  **  ]                               [  **  ]     [  **  ]    [  **  ]
      [  **  ]                               [  **  ]     [  **  ]    [  **  ]
      [  **  ]                               [  **  ]     [  **  ]    [  **  ]
      [  **  ]                               [  **  ]     [  **  ]


[  **  ]

FORMULARY BONUS - If IPA qualifies for a generic percentage rate payment as outlined above, a bonus payment of [ ** ] shall be paid for every [ ** ] IPA's formulary utilization percentage rate exceeds [ ** ] up to a maximum of [ ** ].

IPA agrees to participate in a generic substitution and formulary program established by PacifiCare's Formulary Advisory Committee.

UTILIZATION AND CALCULATION REPORTS

PacifiCare shall provide quarterly utilization reports showing IPA's generic percentage, prescription rate, formulary percentage, and year to date pharmacy budget along with a comparison to [ ** ]. PacifiCare shall provide semi-annual Pharmacy Control Program calculations and incentive payments. The first payment shall be for the six months ending June 30, 1994 and shall be paid within sixty days of this date. The final calculation and incentive payment shall be cumulative for the twelve months ending December 31, 1994 and shall be paid within one hundred twenty days of year end.

In the event that IPA receives a semi-annual incentive payment that is greater than the cumulative twelve month calculated amount, PacifiCare shall be due a refund of the difference.

                                                                       EXHIBIT 3

                                     ATTACHMENT F

                             1994 AIDS STOP LOSS PROGRAM


PacifiCare agrees to provide additional financial protection to IPA for the cost of Medical Services rendered to Subscribers who have "Acquired Immunodeficiency Syndrome" (AIDS). Subscribers who are eligible for this program are as follows:

     Subscribers who are admitted to a hospital or referred to home health care for the treatment of an opportunistic infection and have been diagnosed with clinical AIDS according to the current Case Definition of AIDS used by the Center for Disease Control (CDC) for National Reporting (CDC-reportable
     AIDS).

Once PacifiCare's Medical Services Department has verified that a Subscriber meets the definition above, further expenses for Medical Services associated with the Subscriber's AIDS care will be paid by PacifiCare as defined by Cost of Care in Attachment A4 hereto. THE CONDITION FOR WHICH TREATMENT IS RENDERED MUST BE DIRECTLY RELATED TO AIDS. EXPERIMENTAL TREATMENT IS NOT COVERED. To receive reimbursement, IPA must submit a Stop Loss claim to PacifiCare indicating the date the Subscriber became eligible for the AIDS Stop Loss Program and the expenses incurred on behalf of the Subscriber after the effective date. IPA may include claims under the AIDS Stop Loss Program commencing on the date the Subscriber was admitted to the hospital, or on the date home health care was provided the Subscriber, pursuant to the eligibility criteria noted above. Expenses for Medical Services pertaining to AIDS care rendered from January 1, 1994 through December 31, 1994 only will be included in the AIDS Stop Loss Program. A final claim must be filed for such Medical Services by March 31, 1995 to be included in this AIDS Stop Loss Program.

All claims submitted for consideration under the AIDS Stop Loss Program must be processed and coordinated in a confidential manner. Inquiries for determining such procedures should be directed to PacifiCare's Medical Director.

                                                                       EXHIBIT 4

                                     ATTACHMENT G

                         DIVISION OF FINANCIAL RESPONSIBILITY

     The attached template outlines the division of financial responsibility between IPA, the Hospital Control Program (HCP), and PacifiCare (PC), the intent being to clarify Medical Service and Hospital Service categories in order to provide for accurate administration. As it is impossible to include every service available, the template serves as a model under which broad Medical Service and Hospital Service categories suggest the appropriate financial responsibility for services or items not specifically listed.

                         DIVISION OF FINANCIAL RESPONSIBILITY
                                      CALIFORNIA
                           Commercial Services Agreement
               (IPA Capitated, Hospital Control Program with PacifiCare)

IPA SANTA ANA-TUSTIN PHYSICIANS GROUP, INC.


                                                                     Responsible Party
                                           -------------------------------------------------------
List of Benefits                           IPA                 PacifiCare              PacifiCare
----------------                                                  HCP                    100%

AIDS - Professional Component
     - Facility Component
Allergy
     - Testing
     - Serum (is not covered by all plans;
          those with coverage are noted
          in back of in back of
          eligibility list)
Ambulance, Air or Ground - In Area
                         - Out of Area
Amniocentesis
Anesthetics, Administration of
  (Anesthesiology)
Apnea Monitor (DME)
Artificial Insemination                                            [  **  ](1)
Artificial Limbs (DME)
Biofeedback
Blood & Blood Products (Including
  Professional Component)
     - From Blood Bank
     - Autologous Blood Donation
Chemical Dependency Rehabilitation
Chemotherapy
     - Drugs
     - Professional Component
Chiropractic (requires P.M.G. referral)
Circumcision
Colostomy Supplies
     - Outpatient
     - Inpatient
Contact Lenses
     - Intraocular lens (surgically
         implanted)
     - Incident to Cataract Surgery
Cosmetic Surgery (Medically Necessary)
     - Facility Component
     - Professional Component
Dental Services (for repair of
  accident/injury only)
     - Facility Component
     - Professional Component
Detox
     - Facility Component
     - Professional Component

(1) All references to division of responsibility have been deleted.

                        DIVISION OF FINANCIAL RESPONSIBILITY
                                     CALIFORNIA
                           Commercial Services Agreement
             (IPA Capitated, Hospital Control Program with PacifiCare)

IPA SANTA ANA-TUSTIN PHYSICIANS GROUP, INC.


                                                                     Responsible Party
                                           -------------------------------------------------------
List of Benefits                           IPA                 PacifiCare              PacifiCare
----------------

Durable Medical Equipment (DME)
     - Surgically Implanted
     - Inpatient
     - Outpatient
     - Hearing Aids
     - Custom made
     - Custom fitted
Emergency Room Facility Component
     - In Area
     - Out of Area
Emergency Room Physicians - In Area
     - Initial Treatment                                        [  **  ](1)
     - Consults
     - Out of Area
Employment Physical
Endoscopic Studies
     - With Biopsy
     - Without Biopsy
Experimental Procedures
Family Planning (e.g.: Abortions,
  Amniocentesis, Artificial Insemination,
  Contraceptive Devices, Genetic Testing,
  Infertility Treatment, Tubal
  Ligation, Vasectomy)
     - Professional Component
     - Facility Component
     - Diaphragms
     - Oral Contraceptives
     - Invitro Fertilization
     - Reversal of Sterilization
Fetal Monitoring
     - Outpatient (diagnostic)
     - Inpatient
Genetic Testing
Health Education
Health Evaluation (Physical)
Hearing Aids
Hearing Screening
Hemodialysis
     - Inpatient
     - Outpatient

(1) All references to division of responsibility have been deleted.

                        DIVISION OF FINANCIAL RESPONSIBILITY
                                     CALIFORNIA
                           Commercial Services Agreement
             (IPA Capitated, Hospital Control Program with PacifiCare)

IPA SANTA ANA-TUSTIN PHYSICIANS GROUP, INC.


                                                                     Responsible Party
                                           -------------------------------------------------------
List of Benefits                           IPA                 PacifiCare              PacifiCare
----------------                                                                          100%

Home Health Care
     (includes IV)
Hospice Services
     - Inpatient
     - Professional Component
 Hospital Based Physicians (Inpatient)
     - Anesthesiology
     - Audiology
     - Cardiology
     - Diagnostic Services
     - Neonatology
     - Neurology                                                [  **  ](1)
     - Nephrology
     - Pathology
     - Physical Medicine
     - Pulmonary
     - Radiology
     - Radiation Oncology
     - Surgeon
Hospitalization, Inpatient Services
     Supplies and Testing
     - In Area
     - Out of Area
Immunization and Inoculations
     - As Medically indicated
     - For work/travel
Infertility (diagnosis and treatment)
     - Professional Component
     - Facility Component
Injections and Injected Substances
     (outpatient)
Insulin & Syringes
Laboratory Services
     - Outpatient
     - Inpatient
Lithotripsy
     - Professional Component
     - Facility Component
Mammography
Marriage Counseling


(1) All references to division of responsibility have been deleted.

                        DIVISION OF FINANCIAL RESPONSIBILITY
                                     CALIFORNIA
                           Commercial Services Agreement
             (IPA Capitated, Hospital Control Program with PacifiCare)

IPA SANTA ANA-TUSTIN PHYSICIANS GROUP, INC.


                                                                     Responsible Party
                                           -------------------------------------------------------
List of Benefits                           IPA                 PacifiCare              PacifiCare
----------------                                                                          100%

Medication
     - Intravenous (as outpatient or
         home health)
     - Inpatient
     - O.P. covered injectables
     - O.P. non-injectables
Mental Health
     - Inpatient Facility Component
     - Inpatient Professional Component
     - Outpatient Professional Component
Nuclear Medicine Diagnostics
Nuclear Medicine Treatment/Therapy
     - Facility Component (inpatient)
     - Facility Component (outpatient)
     - Professional Component
Nutritional/Dietetic Counseling
O.B. Complications (In Area)
     - Outpatient Diagnostic Services
     - Inpatient Facility Component                              [  **  ](1)
     - Inpatient Professional Component
PMG Referred
     - Emergent Diagnostics (OB Unit)
     - ER Treatment
Office Visit Supplies, Splints,
     Bandages, custom fitted appliances,
     etc.
Organ Transplants (non-experimental)
     - Facility component
     - Professional component
O.P. Surgery
     - Facility Component
     - Professional Component
       (Interpretative MD's)
     - Professional Component - other
       (i.e., Surgeon, Assistant Surgeon,
       etc.)
     - Anesthesiology
Outpatient Surgery/Facility Based
  Physicians
     - Anesthesiology
     - Audiology
     - Cardiology
     - Emergency Room
     - Diagnostic Services
     - Neonatology
     - Neurology
     - Nephrology
     - Pathology
     - Physical Medicine
     - Pulmonary
     - Radiology
     - Radiation Oncology
     - Surgeon

(1) All references to division of responsibility have been deleted.

                        DIVISION OF FINANCIAL RESPONSIBILITY
                                     CALIFORNIA
                           Commercial Services Agreement
             (IPA Capitated, Hospital Control Program with PacifiCare)

IPA SANTA ANA-TUSTIN PHYSICIANS GROUP, INC.


                                                                     Responsible Party
                                           -------------------------------------------------------
List of Benefits                           IPA                 PacifiCare              PacifiCare
----------------                                                   HCP                    100%

Outpatient Diagnostic Services -
  Facility and Professional (including
  but not limited to those listed below)
     - Angiograms
     - Cat Scan
     - 2 D Echo
     - EEG
     - EKG
     - EMG
     - ENG
     - MRI
     - Treadmills
     - Ultrasound
Pediatric Services (newborn)
Physical Therapy
     - Inpatient                                                [  **  ](1)
     - Outpatient
Physician visits
     - To Hospital
     - To S.N.F.
     - To Patients Home
Physician Office Visits/Consultations
Podiatry Services (requires P.M.G.
referral)
Pregnancy
     - Professional Component
     - Facility Component
Prosthetic Devices
     - Surgically Implanted
     - Outpatient
Radiation Therapy
     - Professional Component
     - Facility Component (inpatient)
     - Facility Component (outpatient)
Radiology Services
     - Outpatient
     - Inpatient
     - O.P. Surgery
Reconstructive Surgery
     - Facility Component
     - Professional Component
     - Prosthetics
Refractions

(1) All references to division of responsibility have been deleted.

                        DIVISION OF FINANCIAL RESPONSIBILITY
                                     CALIFORNIA
                           Commercial Services Agreement
             (IPA Capitated, Hospital Control Program with PacifiCare)

IPA SANTA ANA-TUSTIN PHYSICIANS GROUP, INC.


                                                                     Responsible Party
                                           -------------------------------------------------------
List of Benefits                           IPA                 PacifiCare              PacifiCare
----------------                                                   HCP                    100%

Rehabilitation (Short Term, i.e.: P.T.,
  O.T., Speech, Cardiac Therapy)
     - Inpatient Facility Component
     - Inpatient Professional Component
     - Outpatient Facility Component
     - Outpatient Professional Component
Skilled Nursing Facility
Social Services - Medical
Specialist Consultations
Surgical Supplies
     - Inpatient
     - Outpatient Facility                                       [  **  ](1)
     - Outpatient IPA
TMJ
     - Dental Treatment
     - Diagnosis and Medically Necessary
       Correction
     - Inpatient Facility Component
Transfusions
     - From Blood Bank
     - Autologous Blood Donation
Tissue Plasminogen Activator (TPA)
Vision Screening
Vision Care
     - Implanted lenses (cataract surgery)
     - Lenses and Frames incident to
       cataract surgery
     - Non-cataract related lenses and
       frames
     - Medically necessary care
     - Refractions

(1) All references to division of responsibility have been deleted.